Risks and concentration	6 Months Ended
Jun. 30, 2026
Risks and Uncertainties [Abstract]
Risks and concentration

3. Risks and concentration

(a)	Concentration of credit risk

Financial instruments that may potentially subject the Group to significant concentration of credit risk consist primarily of cash and cash equivalents, short-term investments and interest receivables. The Group places cash and investments with reputable financial institutions and monitors the financial strength of those institutions.

The Group’s sales arrangements usually require full prepayment before the delivery of products. For credit sales, the Group conducts credit evaluations of customers and generally does not require collateral or other security from its customers. The Group evaluates outstanding receivables, if any, for expected credit losses based on the age of receivables and other factors relating to the credit risk of specific customers.

Customers which contributed more than 10% of total revenue are as below:

	For the six months ended June 30,
	2025	2026
	(percentage of total revenue)
Customer A	*	97.5%
Customer B	38.6%	*
Customer C	25.8%	*
Customer D	19.1%	*

Customer A is a related party of the Group. See Note 15.

*	Less than 10%.

(b) Supplier concentration

For the six months ended June 30, 2025 and 2026, the Group purchased substantially all of its integrated circuits, an important component of its mining products, from two third-party foundry partners in each period. Although only a limited number of manufacturers for such integrated circuits are available, management believes that other suppliers could provide similar integrated circuits on comparable terms. A change in suppliers, however, could cause a delay in manufacturing and a possible loss of sales, which would affect operating results adversely.